UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2024

RIGETTI COMPUTING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40140	88-0950636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

775 Heinz Avenue, Berkeley, California	94710
(Address of principal executive offices)	(Zip Code)

(510) 210-5550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RGTI	The Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	RGTIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 5, 2024, Rigetti Computing, Inc. (the “Company”) announced certain preliminary unaudited financial results for its fourth fiscal quarter and year ended December 31, 2023, as set forth below.

Preliminary unaudited results for the fourth quarter and year ended December 31, 2023:

•

Revenue for the quarter ended December 31, 2023 is estimated to range between $2.9 million and $3.4 million and for the year ended December 31, 2023 is estimated to range between $11.5 million and $12.1 million.

•

Operating loss for the quarter ended December 31, 2023 is estimated to range between $19.2 million and $17.7 million and for the year ended December 31, 2023 is estimated to range between $74.3 million and $72.8 million.

•	Cash, cash equivalents and available-for-sale investments as of December 31, 2023 is estimated to be approximately $99.9 million.

The Company anticipates announcing final earnings results for the quarter and full year ended December 31, 2023 in March 2024.

The Company has not completed the preparation of its consolidated financial statements for the year ended December 31, 2023. These preliminary unaudited financial results as of and for the fourth quarter and year ended December 31, 2023 are based on preliminary unaudited information and management’s current expectations and estimates, are inherently uncertain and are subject to adjustment and revision in connection with the Company’s financial closing procedures, the Company’s completion of the preparation of the financial statements for its fourth quarter and fiscal year ended December 31, 2023, any adjustments identified by the Company’s auditors in the course of their review and audit, as applicable, of such financial statements, and other developments arising between now and the time such financial results are finalized. The Company’s independent auditors have not audited, reviewed, examined, compiled or performed any procedures with respect to these preliminary unaudited financial results nor have they expressed any opinion or any other form of assurance on these preliminary unaudited financial results. These preliminary unaudited financial results are not a comprehensive statement of the Company’s financial results for these periods and should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles and are not necessarily indicative of the Company’s results for any future period. Actual results and other disclosures may differ materially from these preliminary unaudited financial results.

The information included in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The information contained in this Item 2.02 is hereby incorporated by reference into the Company’s registration statements on Form S-3 (File No. 333-275988), Form S-3 (File No. 333-266938), Form S-3 (File No. 333-266810), Form S-3 (File No. 333-263798), Form S-8 (File No. 333-271140) and Form S-8 (File No. 333-265516), each filed with the Securities and Exchange Commission.

Item 3.02	Unregistered Sales of Equity Securities.

Since September 30, 2023, the Company sold 5,215,464 shares of common stock to B. Riley Principal Capital II LLC under the Common Stock Purchase Agreement, dated as of August 11, 2022, by and between the Company and B. Riley Principal Capital II LLC and received net proceeds of $5.5 million. Gross proceeds from the issuance and sale of the shares were $5.7 million, and aggregate underwriting discounts or commissions were $0.2 million. The shares of common stock were issued in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder.

Item 8.01	Other Events.

Business Updates

In the fourth quarter of 2023, the Company made its 84-qubit Ankaa-2 quantum system available publicly via the Company’s Quantum Cloud Services (QCS) platform. The Ankaa-2 system is the Company’s highest qubit count quantum processing unit (“QPU”) available to the public and is based on the Company’s fourth-generation chip architecture that features tunable couplers and a square lattice, enabling high fidelity 2-qubit operations compared to its previous systems. The Ankaa-2 system has achieved a 98% median 2-qubit fidelity based on Company testing, representing a 2.5x improvement in error performance compared to the Company’s previous QPUs, and a 2-qubit gate time of 68 nanoseconds — the shortest gate time demonstrated by a Rigetti QPU.

In addition, on February 5, 2024, Rigetti UK Limited, a wholly owned subsidiary of the Company, announced that it was awarded a Small Business Research Initiative grant funded by Innovate UK to develop and deliver a 24-qubit quantum computer to the National Quantum Computing Centre.

Cautionary Statement Regarding Forward Looking Statements

Certain statements in this current report on Form 8-K may be considered “forward-looking statements” within the meaning of the federal securities laws, including but not limited to, expectations with respect to the Company’s business and operations, including the Company’s preliminary, unaudited financial results as of and for the fourth quarter and year ended December 31, 2023 and expectations related to the Small Business Research Initigative grant funded by Innovate UK and work to develop and deliver a 24-qubit quantum computer to the National Quantum Computing Centre. Forward-looking statements generally relate to future events and can be identified by terminology such as “commit,” “may,” “should,” “could,” “might,” “plan,” “possible,” “intend,” “strive,” “expect,” “intend,” “will,” “estimate,” “believe,” “predict,” “potential,” “pursue,” “aim,” “goal,” “outlook,” “anticipate,” “assume,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the finalization of the Company’s financial closing procedures and financial statements for the fourth fiscal quarter and fiscal year ended December 31, 2023, review and audit by the Company’s independent auditors, and any resulting adjustments; the Company’s assessment of the effectiveness of its internal control over financial reporting as of December 31, 2023; the Company’s ability to achieve milestones, technological advancements, including with respect to its roadmap, help unlock quantum computing, and develop practical applications; the ability of the Company to complete ongoing negotiations with government contractors successfully and in a timely manner; the potential of quantum computing; the ability of the Company to obtain government contracts and the availability of government funding; the ability of the Company to expand its QCS business; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to continue to meet stock exchange listing standards; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to execute on its technology roadmap; the ability of the Company to implement its strategic initiatives, expansion plans and continue to innovate its existing services; disruptions in banking systems, increased costs, international trade relations, political turmoil, natural catastrophes, warfare (such as the ongoing military conflict between Russia and Ukraine and related sanctions and the state of war between Israel and Hamas and related threat of a larger regional conflict), and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, and the Company’s future filings with the SEC, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2024	RIGETTI COMPUTING, INC.

	By:	/s/ Jeffrey Bertelsen
Jeffrey Bertelsen Chief Financial Officer